UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2008
Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

237 Park Avenue New York, New York	10017

(Address of Principal Executive Offices)	(Zip Code)
(212) 527-4000
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Item 2.02. Results of Operations and Financial Condition
     As noted in detail below, Revlon, Inc. (“Revlon” or together with its subsidiaries, the “Company”) is furnishing this Current Report on Form 8-K to provide certain quarterly information regarding its previously-announced Bozzano Sale Transaction and the Reverse Stock Split (each as defined below).
     The Company filed a Current Report on Form 8-K on November 5, 2008 (the “November 5, 2008 Form 8-K”) reflecting the impact of its July 28, 2008 disposition of its non-core Bozzano business, a leading men’s hair care and shaving line of products, and certain other non-core brands, including Juvena and Aquamarine, which were sold by the Company only in the Brazilian market (the “Bozzano Sale Transaction”), on the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC on March 5, 2008 (the “2007 Form 10-K”). The Bozzano Sale Transaction was effected through the sale of the Company’s indirect Brazilian subsidiary, Ceil Comércio E Distribuidora Ltda. (“Ceil”) to Hypermarcas S.A., a Brazilian publicly-traded consumer products company, and in accordance with the Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), the revenues and expenses associated with Ceil, as included on the statement of operations, have been classified as discontinued operations.
     The Company’s quarterly report on Form 10-Q for the fiscal period ended September 30, 2008, filed with the SEC on November 5, 2008 (the “Q3 2008 Form 10-Q”), reflected the reclassification of Ceil as a discontinued operation on the statement of operations and statement of cash flows for the fiscal quarters and nine-month periods ended September 30, 2008 and 2007, respectively.
     The November 5, 2008 Form 8-K also reflected the impact of Revlon’s reverse stock split of its Class A and Class B common stock, at a split ratio of 1-for-10 (the “Reverse Stock Split”), which it effected on September 15, 2008, by retroactively restating selected sections of the 2007 Form 10-K to reflect the impact of the Reverse Stock Split on per share amounts, weighted average shares outstanding and shares outstanding, as well as outstanding restricted stock, restricted stock units, stock options and stock appreciation rights. The Q3 2008 Form 10-Q reflected the impact of the Reverse Stock Split on the fiscal quarters and nine-month periods ended September 30, 2008 and 2007, respectively.
     For the purpose of providing information on the reclassification of Ceil as a discontinued operation and the impact of the Reverse Stock Split on weighted average shares outstanding and basic and diluted income (loss) per share for the first and second quarters of 2007 and 2008, respectively, the Company is now filing this Form 8-K to supplement the November 5, 2008 Form 8-K and Q3 2008 Form 10-Q filings to cover the Company’s historical consolidated statements for the following fiscal periods:
•	the three-month period ended March 31, 2007, as included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 8, 2007;

•	the three-month period ended June 30, 2007, as included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2007;

•	the three-month period ended March 31, 2008, as included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 6, 2008; and

•	the three-month period ended June 30, 2008, as included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on July 31, 2008.
     In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 2.02 and Exhibits 99.1 and 99.2 shall be deemed to be “furnished” to the SEC and not be deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits
       (d)     Exhibits
99.1	Consolidated Statements of Operations, updated to reflect the reclassification of Ceil as a discontinued operation and the Reverse Stock Split for the three-month periods ended March 31, 2007 and June 30, 2007 (which updates the Consolidated Statements of Operations of the March 31, 2007 Form 10-Q and the June 30, 2007 Form 10-Q filed with the SEC on May 8, 2007 and August 8, 2007, respectively).

99.2	Consolidated Statements of Operations, updated to reflect the reclassification of Ceil as a discontinued operation and the Reverse Stock Split for the three-month periods ended March 31, 2008 and June 30, 2008 (which updates the Consolidated Statements of Operations of the March 31, 2008 Form 10-Q and the June 30, 2008 Form 10-Q filed with the SEC on May 6, 2008 and July 31, 2008, respectively).

99.3	Reconciliation of Adjusted EBITDA to Net Income/(Loss) for the three-month periods ended March 31, 2007 and June 30, 2007. Adjusted EBITDA is a non-GAAP measure that is defined in the footnote to this Exhibit 99.3 and is reconciled in this Exhibit 99.3 to net income/(loss), its most directly comparable GAAP measure.

99.4	Reconciliation of Adjusted EBITDA to Net Income/(Loss) for the three-month periods ended March 31, 2008 and June 30, 2008. Adjusted EBITDA is a non-GAAP measure that is defined in the footnote to this Exhibit 99.4 and is reconciled in this Exhibit 99.4 to net income/(loss), its most directly comparable GAAP measure.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.
By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary

Dated: November 14, 2008

EXHIBIT INDEX
99.1	Consolidated Statements of Operations, updated to reflect the reclassification of Ceil as a discontinued operation and the Reverse Stock Split for the three-month periods ended March 31, 2007 and June 30, 2007 (which updates the Consolidated Statements of Operations of the March 31, 2007 Form 10-Q and the June 30, 2007 Form 10-Q filed with the SEC on May 8, 2007 and August 8, 2007, respectively).

99.2	Consolidated Statements of Operations, updated to reflect the reclassification of Ceil as a discontinued operation and the Reverse Stock Split for the three-month periods ended March 31, 2008 and June 30, 2008 (which updates the Consolidated Statements of Operations of the March 31, 2008 Form 10-Q and the June 30, 2008 Form 10-Q filed with the SEC on May 6, 2008 and July 31, 2008, respectively).

99.5	Reconciliation of Adjusted EBITDA to Net Income/(Loss) for the three-month periods ended March 31, 2007 and June 30, 2007. Adjusted EBITDA is a non-GAAP measure that is defined in the footnote to this Exhibit 99.3 and is reconciled in this Exhibit 99.3 to net income/(loss), its most directly comparable GAAP measure.

99.6	Reconciliation of Adjusted EBITDA to Net Income/(Loss) for the three-month periods ended March 31, 2008 and June 30, 2008. Adjusted EBITDA is a non-GAAP measure that is defined in the footnote to this Exhibit 99.4 and is reconciled in this Exhibit 99.4 to net income/(loss), its most directly comparable GAAP measure.